UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 23, 2005
(Date of earliest event reported)
ROHM AND HAAS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 592-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Exhibit Index

ITEM 8.01. OTHER EVENTS.
On August 23, 2005, Rohm and Haas Company issued a press release which is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(C) EXHIBITS
EXHIBIT 99.1 — Press release dated August 23, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY (Registrant)
/s/ Edward E. Liebert
Edward E. Liebert
Treasurer

Date: August 23, 2005

Exhibit Index
     Exhibit 99.1     Press release dated August 23, 2005